                                                                EXHIBIT 10.13.2


                 FIRST AMENDMENT TO ART COATED SUPPLY AGREEMENT
                                 BY AND BETWEEN
            SOUZA CRUZ S.A. AND COMPANHIA INDUSTRIAL DE PAPEL PIRAHY
                          DATED AS OF FEBRUARY 2, 1998


This First Amendment to Art Coated Supply Agreement is entered into by and between Schweitzer-Mauduit do Brasil, S.A., successor in interest to Companhia Industrial de Papel Pirahy, and Souza Cruz S.A. this 23rd day of February, 2000.

The parties hereto agree to amend the Art Coated Supply Agreement as follows:

         1.       The first two sentences of Article VIII, Term, subsection
(a), shall be deleted in their entirety and replaced with the following new sentences:

                  "This Agreement will remain in force for an initial period of six (6) years from the date of its execution. The Parties agree that, prior to the expiry of the initial six year term, they will negotiate in good faith for a further extension of the Agreement on such terms as they deem suitable."

         2. Except as expressly amended herein, the terms and conditions of the Supply Agreement shall remain in full force and effect.



Schweitzer-Mauduit do Brasil, S.A.                    Souza Cruz S.A.

By:                                         By:
   --------------------------------            ------------------------------

Title:                                      Title:
      -----------------------------               ---------------------------



Witnessed by:                               Witnessed by:


----------------------------------          ---------------------------------
Signature                                   Signature


----------------------------------          ---------------------------------
Print Name                                  Print name


----------------------------------          ---------------------------------
Identification Number                       Identification Number